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                                                                EXHIBIT 10.6B


                        FACTUAL EXPRESS/BUNDLED SERVICES
                            SOFTWARE SYSTEM CONTRACT

This agreement is made between the following parties

PROVIDER          LENDERS RESOURCE, INC.  ("PROVIDER" or "LRI")
                  P.O. BOX 270458   FORT COLLINS, CO  80527-0458

FACTUAL EXPRESS\BUNDLED SERVICES CLIENT ("CLIENT")
                                                  ------------------------------
ADDRESS
       -------------------------------------------------------------------------
CITY
STATE ZIP
         -----------------------------------------------------------------------
                                            RESPONSIBLE
PHONE                                       PERSON
     --------------------------------------       ------------------------------

800 PHONE                                             FAX NUMBER
         --------------------------------------------           ----------------
MODEM ACCESS
TELEPHONE                                             OFFICE ID CODE
         --------------------------------------------               ------------

TIME IN BUSINESS
                ----------------------------------------------------------------
MORTGAGE CREDIT REPORTS
COMPLETED EACH OF LAST 3 MONTHS                      ,               ,
                               -------------------------------------------------

CLIENT REFERENCE
         NAME
              ----------------------------       -------------------------------
                                                  ADDRESS

         CONTACT
         PERSON                            PHONE (      )    -
               ---------------------------       -------------------------------

CLIENT REFERENCE
         NAME
              -----------------------------      -------------------------------
                                                  ADDRESS

         CONTACT
         PERSON                            PHONE (      )    -
               ---------------------------       -------------------------------

CLIENT REFERENCE
         NAME
             -----------------------------       -------------------------------
                                                  ADDRESS

         CONTACT
         PERSON                            PHONE (      )    -
               ---------------------------       -------------------------------


BANK REFERENCE
         NAME
               ---------------------------       -------------------------------
                                                  ADDRESS

         CONTACT
         PERSON                            PHONE (      )    -
               ---------------------------       -------------------------------


DESCRIPTION OF EXCLUSIVE TERRITORY (attach map):
                                                --------------------------------

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I.                SERVICES TO BE FURNISHED BY PROVIDER:

(A)      BASIC FACTUAL EXPRESS \ BUNDLED SERVICES SOFTWARE
         (MORTGAGE CREDIT REPORTING SYSTEM)

(B) A MINIMUM OF FIVE (5) DAYS TRAINING AT FACTUAL DATA CORP HEADQUARTERS PRIOR TO SOFTWARE INSTALLATION, PLUS INSTALLATION AND TRAINING FOR A FIVE (5) DAY SESSION AT CLIENT'S LOCATION

(C)      RIGHT TO PURCHASE FACTUAL DATA'S ADVERTISING BROCHURES AND FORMS

(D) PROVIDER SHALL EXERCISE ITS CUSTOMARY AND USUAL EFFORTS IN PROVIDING ADEQUATE SOFTWARE AND SOFTWARE SUPPORT TO CLIENT DURING THE TERM OF THIS AGREEMENT. NOTHING HEREIN MODIFIES, AMENDS, OR SUPERSEDES THE PROVISIONS REGARDING WARRANTIES AND LIMITATION OF LIABILITY CONTAINED IN PARAGRAPH VII., AND THE SUBPARAGRAPHS THERETO, OF THIS AGREEMENT.

(E)      OPERATIONS MANUAL/UPDATES

(F)      800 HELP LINE

(G)      AFFILIATION WITH NATIONAL CLIENTS - NATIONAL VENDOR PRICING DISCOUNTS

(H)      USE OF ALL TRADE NAMES, SERVICE MARKS AND LOGOTYPES

(I)      ACCOUNTS RECEIVABLE SOFTWARE

(J)      DIRECT CONNECT


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(K)      RENTAL RELIANCE CREDIT REPORTING SOFTWARE

II. COMPENSATION: As consideration for the services described in Paragraph 1 hereinabove, CLIENT agrees to pay PROVIDER as follows:

(A)      RENEWAL OF FACTUAL EXPRESS\BUNDLED SERVICES SOFTWARE                           $      .00
                                                                                        -------------------

         INSTALLATION OF FACTUAL EXPRESS\BUNDLED SERVICES
         SOFTWARE AND TRAINING FOR EACH ADDITIONAL LOCATION                             $  5000.00 per week
                                                                                        -------------------

         1/2 OF ENTIRE INSTALLATION AND TRAINING FEE DUE
         AT TIME OF CONTRACT SIGNING                                                    $
                                                                                        -------------------
         BALANCE OF INSTALLATION AND TRAINING FEE DUE
         AT INITIATION OF INSTALLATION PROCESS                                          $
                                                                                        -------------------
         FEES FOR ADDITIONAL REQUESTS FROM CLIENT
                                                                                        $      .00
                                                                                        -------------------
(B)      MONTHLY USER FEES

         1.       FACTUAL EXPRESS MONTHLY USER FEES ARE BASED ON A PERCENTAGE OF
                  ALL GROSS BILLED INCOME THAT IS DERIVED FROM THE USE OF
                  FACTUAL EXPRESS SOFTWARE. THE FEE IS THE GREATER OF $700.00 OR
                  FIVE PERCENT (5%) OF ALL GROSS BILLED INCOME.

         2.       FACTUAL DATA BUNDLED SERVICES SOFTWARE USER FEES ARE BASED ON
                  A PERCENTAGE OF ALL GROSS BILLED INCOME THAT IS DERIVED FROM
                  THE USE OF THE FACTUAL DATA BUNDLED SERVICES PROGRAM. THE FEE
                  IS 3% OF ALL GROSS BILLED INCOME.

         3.       A MONTHLY WIDE AREA NETWORK FEE WILL BE BILLED AT A RATE OF
                  $495.00 PER MONTH AND IS SUBJECT TO CHANGE AS NATIONAL CLIENTS
                  ARE ADDED TO THE NETWORK. ALL LONG DISTANCE PHONE CHARGES
                  DERIVED FROM USE OF THE WIDE AREA NETWORK WILL BE BILLED
                  DIRECTLY TO "CLIENT" BY THE LONG DISTANCE CARRIER.


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(C) All prices herein are subject to change by giving CLIENT at least 60 days advance notice in writing.

(D) Fees provided herein do not include sales, use, excise, personal property or any other taxes of any such nature. Any such taxes are to be paid by CLIENT in addition to the fees provided hereinabove in paragraph II.(A) and II.(B). Any such taxes shall be invoiced in accordance with paragraph 3 hereinafter.

III. BILLING AND TERMS FOR PAYMENT: PROVIDER shall prepare and mail invoices for services rendered, at the close of each calendar month. Invoices shall be due and payable within 10 days after presentation. Any invoices unpaid after ten
(10) days shall incur interest at the rate of twenty-one percent (21%) per annum.

IV. FAILURE TO PAY WITHIN 30 DAYS: In the event payment IN FULL is not received at FDC within thirty (30) days, in addition to PROVIDER'S remedies at law, PROVIDER shall also have the right to discontinue any and all services and FACTUAL EXPRESS\BUNDLED SERVICES software usage to CLIENT, without any further notice or demand. CLIENT hereby waives any rights to continued usage of FACTUAL EXPRESS\BUNDLED SERVICES software if these payment terms are not met. PROVIDER shall be held harmless by CLIENT for any claim whatsoever arising out of discontinuance of usage of Software due to nonpayment. Insofar as any laws may afford CLIENT any additional or contrary rights, CLIENT hereby expressly waives such rights.

V. TERM OF AGREEMENT: This agreement shall commence upon the date of PROVIDER's acceptance and shall continue for a period of three (3) years unless earlier terminated as hereinafter provided. This agreement shall automatically renew in successive three (3) year terms unless and until terminated by either party giving at least sixty (60) days advance notice in writing of such termination to the other party. Immediately after termination, PROVIDER shall, at its sole election, either destroy, use, rent, sell or otherwise utilize, any programs or materials in its possession generated in conjunction with servicing CLIENT, except that any data or material that contains confidential material concerning CLIENT shall be destroyed.

(A) CLIENT is not allowed to utilize any other mortgage credit reporting software during the term of this contract. Use of other mortgage reporting software will cause immediate termination of the Factual Express Software System Contract.

(B) CLIENT is not allowed to sell, market or provide any type of bundled service without the use of FACTUAL EXPRESS\BUNDLED SERVICES software, without the express written consent of PROVIDER.

VI. PROPERTY RIGHTS:

(A) PROVIDER owns property rights to any and all programs, or other materials furnished by PROVIDER to CLIENT in performance of this agreement, and CLIENT is permitted to use such programs or other materials under a license hereby granted. Upon termination of this agreement, the license to use any such programs or other materials shall also terminate and any further use shall be prohibited.

(B) CLIENT owns all information entered by the CLIENT, which includes confidential information. PROVIDER shall have the right to the production figures generated by CLIENT during the term of this agreement. It is acknowledged that such production figures are gathered monthly and disseminated to all FDC offices. Except for such usage in the normal course of business, PROVIDER shall have no right to use such information without the written consent of CLIENT. Upon termination of this agreement, CLIENT shall retain any of the confidential information which it has generated internally including, but not limited to, CLIENT lists and information concerning CLIENT'S clientele.


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(C) The source code relating to the licensed systems is the exclusive property of FDC. Any modification or enhancement of the licensed system requiring use of the source code may only be performed by FDC at CLIENT'S expense or at the express written consent of FDC. Prior to the execution of this agreement FDC has deposited a copy of the source code of the license system in escrow with MARCH & MYATT, P.C., the Escrow Agent, pursuant to the terms of Escrow Instructions dated August 1, 1990. CLIENT is hereby considered to be a "contract holder" as defined and identified in such Escrow Instructions. A copy of which has been provided to CLIENT upon the execution of the within agreement. CLIENT hereby accepts the terms of said Escrow Instructions and agrees to be bound by the terms contained therein.

VII. WARRANTIES AND LIMITATION OF LIABILITY:

(A) CLIENT agrees to indemnify and save PROVIDER completely harmless from any and all costs, expenses, attorney's fees, suits, liabilities, damages or claims for damages by CLIENT, including, but not limited to those arising out of any injury or death to any person or persons or damage to any property of any kind whatsoever and to whomsoever belonging, including CLIENT, in anyway relating to the services under this agreement by PROVIDER or the performance or exercise of any of the duties, obligations, powers, or authorities herein or hereafter granted to PROVIDER.

(B) PROVIDER shall not be liable to CLIENT for any error of judgment or for any mistake or fact or for anything it may do or refrain from doing, except in cases of willful misconduct or gross negligence.

(C) CLIENT is notified that it is possible that CLIENT's data base for CLIENT could be destroyed, and CLIENT understands that CLIENT is responsible for maintaining adequate supporting material to enable reconstruction of CLIENT's data base in the event of such destruction.

(D) CLIENT is notified that software processing services furnished by PROVIDER are aids to CLIENT, and that CLIENT has been instructed to carefully inspect and check all services furnished to CLIENT by PROVIDER for accuracy and content. Accordingly, PROVIDER is not liable for any damages caused by any inaccurate or incorrect material furnished to CLIENT by PROVIDER, and CLIENT hereby agrees to indemnify and hold PROVIDER harmless from any claims resulting from any such incorrect or inaccurate service.

(E) CLIENT is solely responsible for any programs or data owned by CLIENT that are tendered hereunder to PROVIDER. PROVIDER shall not be liable to CLIENT in the event that any such programs, data, reports or other media are lost.

(F) PROVIDER makes no warranty, express or implied, that the software supplied CLIENT under this agreement is or will be free from errors and PROVIDER makes no warranty, express or implied, with respect to any other services or materials covered under this agreement.

(G) The obligations, rights and remedies of CLIENT and PROVIDER are set forth in the foregoing subparagraphs and are exclusive and in substitution for all other warranties, obligations and liabilities of CLIENT and PROVIDER. Any other claims, rights, or remedies of either CLIENT or PROVIDER against the other, whether express, implied, arising by law, or arising otherwise, with respect to any services performed under this agreement, including but not limited to any implied warranty or merchantability or fitness, or any implied warranty arising from course of performance, course of dealing or usage of trade, or for any other direct, incidental, or consequential damages are hereby expressly waived by CLIENT and PROVIDER.


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(H) Neither party shall be responsible for, or liable to the other on account of delays or failures in performance resulting from acts beyond the control of such party, including, but not limited to, acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, power failures, nonperformance by delivery services, earthquakes, or other disasters, except that the provisions of this subparagraph shall not be applicable to the requirements of paragraphs III. or
IV. hereinabove.

VIII. WAIVER OF BREACH NOT WAIVER OF CONDITION: Any consent by any party hereto, or waiver of, a breach hereof by the other, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any other, different, or subsequent breach.

IX. SURVIVAL BEYOND TERMINATION: The terms, provisions, representations and warranties contained in paragraphs III., IV., V., VI., and VII. and (including all subparts) of this agreement shall survive the termination of this agreement.

X. ENTIRE AGREEMENT:

(A) This agreement contains the full, final and exclusive statement of the agreement between CLIENT and PROVIDER relating to the services provided for herein, and cannot be amended, altered, or changed except by written instrument signed by the parties hereto. This written agreement supersedes and takes precedence over all prior agreements, proposals, representations or negotiations, whether written or verbal.

(B) Any changes or amendments to this agreement either initially or upon an extended term shall be made by a fully signed and dated addendum attached to this agreement.

XI. NOTICES: All notices under this agreement shall be in writing and deemed to have been duly given if actually received by the other party or if deposited in the United States mail, postage prepaid and addressed to the other party as set forth in page 1 of this agreement, or to the last known business address for the other party hereto, if known to be different than the address herein above in page 1.

XII. EXCLUSIVE AREA OF TERRITORY:

(A) During the term of this agreement, and so long as CLIENT is not in default of any material provisions of this agreement, PROVIDER will grant CLIENT a territory in which CLIENT will have the exclusive right to market services using FACTUAL EXPRESS\BUNDLED SERVICES software. The extent of the territory bounded by such a right is negotiable and dependent upon various factors such as size of city, population dispersal, average income figures and the like. As noted above, site selection within CLIENT's territory is made by the CLIENT, subject to approval by the PROVIDER. In any event, the territory so bounded will be described by a map contained in Exhibit A attached to the Agreement.

(B) PROVIDER may not grant another the right to establish a FACTUAL DATA office competitive with that of CLIENT within the territory licensed to the CLIENT, nor may PROVIDER engage in any FACTUAL DATA business competitive with that of the CLIENT within the licensed territory, without the written consent of CLIENT. All CLIENTS are prohibited from soliciting sales or accepting orders outside of their defined territory unless approval of the Provider is obtained. Such approval will not be granted if the business is within the territory of another CLIENT. Only upon any breach, default or other material failure by CLIENT under the provisions of the Agreement, may PROVIDER compete with CLIENT, and may PROVIDER grant to others the right to compete with CLIENT, within the licensed territory.

(C) Should either party breach the provisions of paragraph XII., the party not in default will be entitled to recover damages arising from such breach, and seek injunctive relief; both parties hereby acknowledge that damages alone would not be sufficient relief.


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XIII. TRADEMARKS, SERVICE MARKS, TRADE NAMES, LOGOTYPES, COPYRIGHTS AND
      COMMERCIAL TYPES:

(A) FACTUAL DATA CORP has obtained a registered Service Mark with the United States Trade Mark Office on June 14, 1988, Registration Number 1,492,582, for the Service Mark "FACTUAL DATA". The registration is on the Principal Register. FACTUAL DATA CORP licenses to the CLIENT for the term of the agreement, the right to use at the premises, the name FACTUAL DATA, together with such other insignia, symbols and service marks which may be approved and authorized from time to time.

(B) FACTUAL DATA CORP computer system software is copyrighted with the United States Copyright Office. Registration TXu 376 818.

(C) During the term of this agreement, CLIENT may use but is not obligated by this agreement to use the tradename of FACTUAL DATA with the exception that all reports issued using the FACTUAL EXPRESS\BUNDLED SERVICES Software must be issued on FACTUAL DATA Data Secure paper. CLIENT may not use the name FACTUAL DATA CORP or FACTUAL DATA INC as a part of its corporate name but may use the words FACTUAL DATA as a part of a corporate name or together with other modifying words, terms, designs, or symbols if it receives the prior written consent of PROVIDER. In addition, CLIENT may not use any FACTUAL DATA name or mark in connection with the sale of any unauthorized product or service or in any other manner not expressly authorized in writing by FACTUAL DATA CORP. Upon termination of this agreement, CLIENT may not make any further use of any FACTUAL DATA name, mark, logo, copyright or trademark, protected by FACTUAL DATA CORP.

(D) There are no agreements currently in effect which limit the use by PROVIDER of the servicemark "FACTUAL DATA".

(E) PROVIDER is not obligated under the Agreement to protect CLIENT's use of any servicemark, trademark, tradename, logo or other commercial symbol, but it is the PROVIDER's intention to protect the goodwill related to PROVIDER's name and servicemark, and safeguard its own proprietary interest therein.

(F) CLIENT recognizes that the FACTUAL EXPRESS\BUNDLED SERVICES Software Systems are copyrighted. Client shall not modify any of the programs or data of PROVIDER. CLIENT shall not, either during the term of this Agreement or upon or after its termination, copy or cause to be duplicated PROVIDER'S FACTUAL EXPRESS\BUNDLED SERVICES Software Systems. CLIENT shall not develop or cause to be developed any software system which, either in appearance or usability is identical or similar to that of PROVIDER'S FACTUAL EXPRESS\BUNDLED SERVICES Software Systems. CLIENT shall be liable to PROVIDER for damages, both direct and consequential, caused by any breach of CLIENT'S covenant hereunder. PROVIDER shall also be entitled to injunctive relief, as both parties acknowledge that damages alone would not be sufficient relief.

    CLIENT will guard the confidentiality of the FACTUAL EXPRESS\BUNDLED SERVICES software systems, the training methods and materials developed or provided by PROVIDER. If CLIENT should notice, become aware of, or suspect any compromise of the confidentiality of either Software System, CLIENT will notify PROVIDER promptly. PROVIDER will promptly endeavor to seek out any such misuse or compromise and may, at its discretion and through its attorneys, proceed to take the necessary steps to correct any such infraction.


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XIV. CONFIDENTIAL OPERATIONS MANUAL:

(A) Under this agreement CLIENT is presented with PROVIDER's Operations Manual.

(B) CLIENT shall, at all times, treat as confidential, and shall not at any time disclose, copy, duplicate, record or otherwise reproduce, in whole or in part, or otherwise make available to any unauthorized person or source, the contents of said Manual.

(C) The Operations Manual shall, at all times, remain the sole property of PROVIDER and shall be returned promptly upon the expiration or other termination of this Agreement. Upon sale to a new CLIENT, all materials will be made available to the purchaser after all purchase and CLIENT contracts are completed.

XV. ACCOUNTING AND RECORDS:

(A) To enable CLIENT and PROVIDER to best ascertain their costs and maintain an economical method of operation, CLIENT agrees to keep and preserve, at it's cost, during the term of this agreement granted hereunder, full, complete, and accurate books and accounts in an accounting form and manner as prescribed in the Operations Manual.

(B) CLIENT, within 3 business days of month end must communicate with PROVIDER by computer modem for month end closing and billing through FACTUAL EXPRESS\BUNDLED SERVICES system.

(C) PROVIDER's representatives shall have the right at any time to inspect CLIENT's books, records, and cash control devices or systems in regard to reports produced on FACTUAL EXPRESS\BUNDLED SERVICES system only and to access network via modem to access billing information that pertains to the FACTUAL EXPRESS\BUNDLED SERVICES system.

XVI. STANDARDS OF QUALITY: CLIENT recognizes that it is essential to the proper marketing of "FACTUAL DATA" and to the preservation and promotion of its reputation and acceptance by the public at large, that uniform standards of quality and of appearance be maintained; that uniform size, quality, texture, absorbency, strength, finish, and appearance, displaying PROVIDER's various Proprietary Marks, be used in distribution to the public. CLIENT therefore agrees, as part of the consideration for this Agreement, that CLIENT will at all times dispense, sell or offer for sale to the public, only such services as shall meet the reasonable specifications and standards from time to time designated in writing by PROVIDER for sale and service from or at the "FACTUAL DATA" business licensed herein; and CLIENT shall sell, serve and dispense all such services as shall meet all such specifications and standards designated by PROVIDER.

XVII. USE AND PURCHASE OF PRINTED MATERIALS: CLIENT is urged to but not obligated to use FACTUAL DATA's printed marketing materials and forms. CLIENT is obligated to use FACTUAL DATA Data Secure forms. CLIENT shall purchase all such printed materials required from PROVIDER through requisition procedures and at prices as set forth in the Operations Manual.

XVIII. COMPUTER HARDWARE COMPATIBILITY:

(A) CLIENT recognizes that the FACTUAL EXPRESS\BUNDLED SERVICES software system requires specific computer hardware and Novell(TM) networking software to be functional. These computer requirements are described in the FACTUAL EXPRESS equipment guidelines.

(B) PROVIDER does not warrant, sell or provide computer hardware to CLIENT under this agreement.



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XIX. PLACE OF CONTRACT (VENUE):

         This agreement shall be deemed made and entered into in the State of Colorado, and the parties agree that any action or proceeding related to this agreement shall be brought only within a court of competent jurisdiction located in the County of Larimer, State of Colorado, and no proceedings shall be initiated in any forum outside of the state of Colorado. The provisions of this paragraph are a material part of this agreement.

XX. COSTS AND EXPENSES:

         In the event of any litigation or arbitration arising out of this contract, the court shall award to the prevailing party all reasonable costs and expenses, including attorneys' fees.


CLIENT ACCEPTS                                 PROVIDER ACCEPTS
         THIS AGREEMENT                                 THIS AGREEMENT

                                           LENDERS RESOURCE, INC.
---------------------------                ---------------------------
x                                          x
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AUTHORIZED SIGNATURE                              AUTHORIZED SIGNATURE

---------------------------                ---------------------------
NAME (TYPED OR PRINTED)                        NAME (TYPED OR PRINTED)

---------------------------                ---------------------------
TITLE                  DATE                    TITLE              DATE






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